CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Egidio Robertiello, President of Credit Suisse Alternative Capital Long/Short Equity Fund, LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    12/8/2008                                /s/ Egidio Robertiello
       --------------------------------          -------------------------------
                                                  Egidio Robertiello, President
                                                  (principal executive officer)


I, Sandra DeGaray, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Long/Short Equity Fund, LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    12/8/2008                                /s/ Sandra DeGaray
       --------------------------------          -------------------------------
                                                  Sandra DeGaray, Chief
                                                  Financial Officer and
                                                  Treasurer
                                                  (principal financial officer)